Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021

	Shares	Value
COMMON STOCKS† - 11.2%
Utilities - 5.7%
TexGen Power LLC*,††	65,297	$ 2,546,583
Energy - 4.6%
Whiting Petroleum Corp.*	31,549	1,720,998
Unit Corp.*	16,002	269,634
Permian Production Partners LLC*,†††	79,840	101,397
Bruin E&P Partnership Units*,†††	31,358	1,881
Total Energy		2,093,910
Consumer, Non-cyclical - 0.5%
ATD New Holdings, Inc.*,†††	3,845	205,708
Financial - 0.4%
KKR Acquisition Holdings I Corp. — Class A*,8	18,900	185,598
Total Common Stocks
(Cost $4,696,506)		5,031,799
PREFERRED STOCKS† - 0.5%
Financial - 0.5%
American Equity Investment Life Holding Co., 5.95%[1]	8,000	224,640
Total Preferred Stocks
(Cost $200,000)		224,640
WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,8	4,724	5,574
Total Warrants
(Cost $4,973)		5,574
MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	160,801	160,801
Total Money Market Fund
(Cost $160,801)		160,801
	Face Amount~	Value
CORPORATE BONDS†† - 85.7%
Energy - 49.3%
Comstock Resources, Inc.
7.50% due 05/15/25[3,4]	2,000,000	2,075,000
Energy Transfer, LP
5.95% due 12/01/25[3]	1,500,000	1,756,383
Ovintiv Exploration, Inc.
5.38% due 01/01/26	1,550,000	1,747,410
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[4]	1,500,000	1,674,202
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,336,192
7.88% due 10/01/29[3]	200,000	272,906
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	900,000	954,000
6.88% due 01/15/29	250,000	268,125
MPLX, LP
4.88% due 12/01/24[3]	1,000,000	1,119,142
NuStar Logistics, LP
6.38% due 10/01/30	550,000	607,695
6.00% due 06/01/26	275,000	298,375
5.63% due 04/28/27[3]	150,000	160,632
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	1,175,000	1,039,875
ITT Holdings LLC
6.50% due 08/01/29[4]	1,000,000	1,021,610
Callon Petroleum Co.
6.13% due 10/01/24[3]	1,000,000	985,790
Sabine Pass Liquefaction LLC
5.63% due 04/15/23[3]	750,000	805,650
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[3]	600,000	687,807
Parkland Corp.
3.88% due 06/16/26[4]	CAD 500,000	406,295
4.50% due 10/01/29[4]	275,000	279,452
Phillips 66 Partners, LP
3.55% due 10/01/26[3]	500,000	543,509
Indigo Natural Resources LLC
5.38% due 02/01/29[4]	500,000	522,500
PDC Energy, Inc.
6.13% due 09/15/24	450,000	460,215
Occidental Petroleum Corp.
4.63% due 06/15/45	300,000	292,500
7.88% due 09/15/31	125,000	160,625
CVR Energy, Inc.
5.75% due 02/15/28[4]	425,000	428,273
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[4]	400,000	420,908
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	409,000
Rattler Midstream, LP
5.63% due 07/15/25[3,4]	300,000	315,375
Viper Energy Partners, LP
5.38% due 11/01/27[4]	275,000	286,470
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	250,000	265,949
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]	250,000	256,562
DT Midstream, Inc.
4.13% due 06/15/29[4]	250,000	253,833

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 85.7% (continued)
Energy - 49.3% (continued)
Basic Energy Services, Inc.
10.75% due 10/15/23[5]	650,000	$123,500
Total Energy		22,235,760
Consumer, Cyclical - 8.0%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	997,410
5.00% due 06/01/31[4]	325,000	332,719
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,4]	1,225,000	1,221,938
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[4]	250,000	257,505
Superior Plus, LP
4.25% due 05/18/28[4]	CAD 300,000	248,416
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	175,000	204,301
Murphy Oil USA, Inc.
3.75% due 02/15/31[4]	180,000	177,975
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[4]	150,000	151,875
Total Consumer, Cyclical		3,592,139
Consumer, Non-cyclical - 7.1%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	653,000	713,605
CPI CG, Inc.
8.63% due 03/15/26[4]	550,000	584,375
Bausch Health Companies, Inc.
4.88% due 06/01/28[4]	450,000	459,562
Sabre GLBL, Inc.
7.38% due 09/01/25[4]	250,000	271,875
Nielsen Finance LLC / Nielsen Finance Co.
4.75% due 07/15/31[4]	250,000	250,625
Sotheby's
7.38% due 10/15/27[4]	225,000	242,719
Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	225,000	228,375
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[4]	200,000	196,000
Tenet Healthcare Corp.
4.25% due 06/01/29[4]	150,000	151,875
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	129,000	129,494
Total Consumer, Non-cyclical		3,228,505
Utilities - 6.1%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[3]	800,000	878,000
5.75% due 05/20/27[3]	725,000	808,375
Terraform Global Operating LLC
6.13% due 03/01/26[4]	1,025,000	1,057,031
Total Utilities		2,743,406
Communications - 5.8%
Cengage Learning, Inc.
9.50% due 06/15/24[4]	572,000	585,585
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[4]	466,000	476,485
UPC Broadband Finco BV
4.88% due 07/15/31[4]	400,000	400,920
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[4]	250,000	267,500
Altice France S.A.
5.13% due 07/15/29[3,4]	250,000	251,225
CSC Holdings LLC
4.63% due 12/01/30[4]	200,000	196,222
Switch Ltd.
4.13% due 06/15/29[4]	150,000	153,938
AMC Networks, Inc.
4.25% due 02/15/29	150,000	151,312
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[4]	125,000	127,908
Total Communications		2,611,095
Industrial - 5.0%
PowerTeam Services LLC
9.03% due 12/04/25[4]	1,100,000	1,210,000
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	325,000	364,000
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[4]	250,000	255,635
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,4]	200,000	198,016
Intertape Polymer Group, Inc.
4.38% due 06/15/29[4]	125,000	126,876
API Group DE, Inc.
4.13% due 07/15/29[4]	75,000	74,625
PGT Innovations, Inc.
6.75% due 08/01/26[4]	10,000	10,556
Total Industrial		2,239,708
Financial - 2.2%
Home Point Capital, Inc.
5.00% due 02/01/26[4]	250,000	233,125
USI, Inc.
6.88% due 05/01/25[4]	200,000	202,506
Hunt Companies, Inc.
5.25% due 04/15/29[4]	175,000	169,750
OneMain Finance Corp.
3.50% due 01/15/27	150,000	151,125
LPL Holdings, Inc.
4.38% due 05/15/31[4]	125,000	126,406

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 85.7% (continued)
Financial - 2.2% (continued)
PHM Group Holding Oy
4.75% due 06/18/26	EUR 100,000	$119,440
Total Financial		1,002,352
Basic Materials - 2.2%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	750,000	837,399
Kaiser Aluminum Corp.
4.50% due 06/01/31[4]	100,000	102,554
Compass Minerals International, Inc.
6.75% due 12/01/27[4]	50,000	53,750
Total Basic Materials		993,703
Total Corporate Bonds
(Cost $37,028,229)		38,646,668
SENIOR FLOATING RATE INTERESTS††,3,7 - 26.5%
Utilities - 8.2%
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27	870,625	870,625
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	848,426	789,393
UGI Energy Services, Inc.
3.85% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	686,000	685,142
Carroll County Energy LLC
3.65% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	712,188	681,920
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	691,178	673,035
Total Utilities		3,700,115
Energy - 6.2%
Buckeye Partners LP
2.35% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/01/26	987,538	980,131
Penn Virginia Holding Corp.
9.25% (1 Month USD LIBOR + 8.25%, Rate Floor: 9.25%) due 09/30/24	930,162	913,884
Stonepeak Lonestar Holdings LLC
4.69% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	590,267	591,530
Permian Production Partners LLC
10.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) (in-kind rate was 2.00%) due 11/24/25†††,6	317,884	286,096
Total Energy		2,771,641
Consumer, Cyclical - 5.9%
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,820,875	1,742,577
EnTrans International LLC
6.10% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	426,729	396,504
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	223,438	207,797
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	175,000	175,044
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	98,463	92,309
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	35,157
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,066	23,054
Total Consumer, Cyclical		2,672,442
Industrial - 3.2%
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	500,000	501,250
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	495,000	494,074
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	448,250
Total Industrial		1,443,574
Basic Materials - 1.2%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	583,529	556,541

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3,7 - 26.5% (continued)
Financial - 0.9%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	422,750	$417,816
Consumer, Non-cyclical - 0.6%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	179,550	179,888
Gibson Brands, Inc.
due 06/23/28	75,000	74,625
Total Consumer, Non-cyclical		254,513
Communications - 0.3%
Cengage Learning Acquisitions, Inc.
5.25% (1 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	152,994	153,076
Total Senior Floating Rate Interests
(Cost $12,106,645)		11,969,718

ASSET-BACKED SECURITIES†† - 1.0%
Collateralized Loan Obligations - 1.0%
Jamestown CLO V Ltd.
2014-5A, 5.29% (3 Month USD LIBOR + 5.10%, Rate Floor: 5.10%) due 01/17/27[4,7]	500,000	446,062
Total Asset-Backed Securities
(Cost $458,341)		446,062
Total Investments - 125.3%
(Cost $54,655,495)		$ 56,485,262
Other Assets & Liabilities, net - (25.3)%		(11,417,191)
Total Net Assets - 100.0%		$ 45,068,071

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at June 30, 2021	Unrealized Appreciation
Goldman Sachs International	807,000	CAD	07/16/21	$662,017	$651,147	$10,870
JPMorgan Chase Bank, N.A.	100,000	EUR	07/16/21	121,253	118,659	2,594
						$13,464

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
2	Rate indicated is the 7-day yield as of June 30, 2021.
3	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of June 30, 2021, the total market value of segregated or earmarked securities was $24,090,949.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $21,957,737 (cost $21,085,606), or 48.7% of total net assets.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $123,500 (cost $646,751), or 0.3% of total net assets — See Note 6.
6	Payment-in-kind security.
7	Variable rate security. Rate indicated is the rate effective at June 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
8	Special Purpose Acquisition Company (SPAC)

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021

        CAD — Canadian Dollar

        CLO – Collateralized Loan Obligation

        EUR — Euro

        LLC – Limited Liability Company

        LIBOR — London Interbank Offered Rate

        SARL —  Société à Responsabilité Limitée

        See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at June 30, 2021 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 2,176,230	$ 2,546,583	$ 308,986	$ 5,031,799
Preferred Stocks	—	224,640	—	224,640
Warrants	5,574	—	—	5,574
Money Market Fund	160,801	—	—	160,801
Corporate Bonds	—	38,646,668	—	38,646,668
Senior Floating Rate Interests	—	11,182,372	787,346	11,969,718
Asset-Backed Securities	—	446,062	—	446,062
Forward Foreign Currency Exchange Contracts**	—	13,464	—	13,464
Total Assets	$ 2,342,605	$ 53,059,789	$ 1,096,332	$ 56,498,726

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 5)	$ —	$ —	$ 271	$ 271

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $10,864,386 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at June 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Common Stocks	$ 205,708	Third Party Pricing	Broker Quote	—	—
Common Stocks	101,397	Yield Analysis	Yield	11.9%	—
Common Stocks	1,881	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	787,346	Third Party Pricing	Broker Quote	—	—
Total Assets	$ 1,096,332
Liabilities:
Unfunded Loan Commitments	$ 271	Model Price	Purchase Price	—	—

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended June 30, 2021, the Fund had securities with a total value of $706,958 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $3,552,776 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2021:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,064,933	$2,187,449	$3,252,382	$—
Purchases/(Receipts)	242,051	17,950	260,001	(300)
(Sales, maturities and paydowns)/Fundings	(794,773)	—	(794,773)	—
Amortization of premiums/discounts	112,164	—	112,164	—
Total realized gains (losses) included in earnings	(1,359,750)	—	(1,359,750)	—
Total change in unrealized appreciation (depreciation) included in earnings	2,027,664	444,462	2,472,126	29
Transfers into Level 3	501,250	205,708	706,958	—
Transfers out of Level 3	(1,006,193)	(2,546,583)	(3,552,776)	—
Ending Balance	$787,346	$308,986	$1,096,332	$(271)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at June 30, 2021	$129,578	$85,328	$214,906	$29

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-thannot” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 54,655,495	$ 3,195,624	$ (1,352,393)	$ 1,843,231

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of June 30, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of June 30, 2021, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Datix Bidco Ltd.	09/22/21	GBP 275,000	$ —
HAH Group Holding Co. LLC	10/29/27	20,000	$271

* The face amount is denominated in U.S. dollars unless otherwise indicated.

GBP — British Pound

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$646,751	$123,500

Note 7 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

OTHER INFORMATION (Unaudited) June 30, 2021

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.